Exhibit 99.1
PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. ©2023 ENFUSION. ALL RIGHTS RESERVED. Enfusion 1Q 2023 Shareholder Letter May 2023

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Disclaimer 2 Forward-Looking Statements Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on March 30, 2023 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 3 Dear Shareholders, Since Enfusion’s founding, navigating challenging environments has been a part of our journey. From the Global Financial Crisis to the COVID pandemic, following each instance of macroeconomic uncertainty, we have emerged a stronger company. I expect the impact of this current environment to be no different. As it always has, Enfusion creates compelling and unique value for our clients and, in doing so, allows us to maintain our leading position in cloud-native, end-to-end investment management software. 1Q23 Highlights: During the first quarter, Enfusion continued to grow revenue at double-digit rates and further established itself as the partner of choice for investment managers. Two key areas that I am particularly proud of are: • Our first quarter client wins demonstrate our ongoing strength in conversions and further our global expansion. We signed a multi-billion-dollar venture capital fund that was looking to replace its outdated technology with a cloud-native, end-to-end platform. I am also particularly proud that we signed a credit hedge fund through our relationship with a dedicated managed-account platform, Innocap Global Investment Management. Further, we signed a multi-billion dollar Chinese hedge fund based in Singapore that chose Enfusion to consolidate its incumbent providers onto one platform. • We delivered healthy growth and profitability in the face of macro challenges. For the first quarter, we delivered double-digit revenue growth, which was driven by new sales across our products and services. Our focused expense discipline allowed us to maintain a solid margin profile. Further, our strong cash conversion translated to another quarter of positive adjusted free cash flow. Enfusion continues to disrupt the investment management solutions space by creating unparalleled value for all of its clients, which include new hedge fund launches, large complex multi-manager platforms, institutional investment managers, wealth managers, and family offices. Our compelling value proposition centers around our cloud-native, multi-tenant SaaS model, which allows us to grow and scale with our clients, drive efficiencies, lower the total cost of ownership, and empower investment managers and asset owners to make better decisions. As one of the few SaaS-based companies with the unique combination of high growth and proven profitability, I am confident that Enfusion remains well-positioned to create long-term shareholder value. Sincerely, Oleg Movchan Chief Executive Officer

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. To help solve investment managers’ evolving business and operational challenges through next generation technology Our mission 4

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. …empowering teams to operate in concert CFO COO CIO Portfolio Manager Analysts Traders Compliance Officer Investor Relations Middle Office Back Office We simplify and unify the investment management lifecycle We manage complex workflows… Fills Orders Reconciliations Allocated Trades Reporting Statements 5

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 6 Serving clients across the investment management industry Alternative Investment Managers Hedge Funds Private Equity Private Credit Family Offices Institutional Investment Managers Wealth Managers Traditional Asset Managers Mutual Funds Sovereign Wealth Funds

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Purpose-built end-to-end solution 7 Portfolio Management System Order Execution Management System Technology-Powered Services Accounting / General Ledger Analytics • Live details of portfolio positions • Real-time Investment Book of Record (“IBOR”) Reporting & Analytics Visual Analytics Investment Decision Order Generation Order/Trade Routing • Electronically communicate and manage trade orders • Systemically enforce trading regulations and internal guidelines • Expert teams empowered by technology • Front-, middle- and back-office time consuming, administrative tasks • Double-entry ledger that automates the posting of general ledger journal entries directly from PMS • Complete, real-time Accounting Book of Record (“ABOR”) • Connected in real-time with our PMS and OEMS • Comprehensive client data insights to analyze portfolios through time horizons and automate customized visualized reports Mission critical systems integrated with a suite of technology-powered services One single dataset and source of truth

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Robust growth in Underlying industry Addressing a large and growing market $11.5bn $5.7bn $2.0bn $19bn+ Software & IT services from Investment Management Internal IT spend IT hardware spend Source: IDC’s Worldwide Capital Markets IT Spending Guide (2023); PwC Asset and Wealth Management Revolution (2020) 40% in global AUM 2015-2020 8% of alternatives AUM projected 6% of total AUM projected $145 trillion in global AUM by 2025 total growth annual growth annual growth 1Q 2023 ARR: $167mm 8

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 9 Client-centric approach Why we win One end-to-end solution, one single dataset and source of truth Rapid pace of delivery and evolution Open, flexible and tailored Unique ability to lead with a single solution – and then adjust to a client’s growing complexity, scale with its size, evolve with its operational workflows, and continuously adapt to customer business dynamics Cloud-native, multi-tenant SaaS Drive efficiencies and lower total cost of ownership

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Q1 2023 key financial highlights $41.0 20.0% YoY Growth Adjusted Free Cash Flow Z00 Total Revenue Z00 Adjusted EBITDA Z00 79.7% FCF Conversion $4.5 $27.7 67.5% Gross Margin Highly attractive SaaS model with combination of scale, growth and profitability $ in millions Gross Profit Z00 13.9% Adjusted EBITDA Margin $5.7 10 (1) See appendix for definition and non-GAAP reconciliations. (1) (1) $27.9 68.2% Adjusted Gross Margin Adjusted Gross Profit Z00 (1) Net Income Z00 11.5% $4.7 Net Income Margin Operating Cash Flow Z00 2.3% OCF Margin $0.9

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. $1.8 $5.3 $5.4 $6.8 $5.7 $2.6 $0.8 $4.7 1Q22 2Q22 3Q22 4Q22 1Q23 Adjusted EBITDA Net Income Strong growth trends with ongoing profitability Operating Cash Flow and Adjusted Free Cash Flow $ in millions $34.1 $36.5 $39.2 $40.5 $41.0 1Q22 2Q22 3Q22 4Q22 1Q23 Revenue Gross Profit and Adjusted Gross Profit 40.2% 38.2% 34.8% 27.2% 20.0% 67.8% 70.3% 69.4% 67.2% 67.5% NM NM 6.6% 1.9% 11.5% NM 7.9% 20.0% 18.6% 2.3% 11 See appendix for non-GAAP reconciliations. Net Income and Adjusted EBITDA Operating Cash Flow Margin and Adjusted Free Cash Flow Conversion YoY Growth Gross Margin and Adjusted Gross Margin Net Income Margin and Adjusted EBITDA Margin (1) (1) (1) (1) $(12.5) 68.9% 71.2% 70.5% 68.0% 68.2% 5.4% 14.5% 13.9% 16.7% 13.9% NM NM 87.6% 53.4% 79.7% $(4.1) Gross Margin Adjusted Gross Margin Net Income Margin Adjusted EBITDA Margin Operating Cash Flow Margin Free Cash Flow Conversion 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 $23.5 $26.0 $27.6 $27.5 $27.9 $23.2 $25.7 $27.2 $27.2 $27.7 1Q22 2Q22 3Q22 4Q22 1Q23 Adjusted Gross Profit Gross Profit ($9.4) ($1.4) $4.8 $3.6 $4.5 ($4.1) $2.9 $7.8 $7.5 $0.9 1Q22 2Q22 3Q22 4Q22 1Q23 Adjusted FCF Operating CF

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. $137.6 $148.7 $158.7 $164.7 $167.0 1Q22 2Q22 3Q22 4Q22 1Q23 115.8% 121.9% 116.6% 115.4% 110.5% 1Q22 2Q22 3Q22 4Q22 1Q23 Organic, sticky expansion at scale 12 Net Dollar Retention Rate(1) Avg Contract Value 756 793 810 819 813 1Q22 2Q22 3Q22 4Q22 1Q23 $190 $195 $201 $207 $210 1Q22 2Q22 3Q22 4Q22 1Q23 37% 67% 38% 33% 30% 21% 74% 60% 51% 59% 9% 12% 10% 13% 10% $ in millions (1) Net Dollar Retention Rate excludes involuntary churn. ARR Clients YoY Growth % Conversions YoY Growth 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 1Q22 2Q22 3Q22 4Q22 1Q23 $ in thousands

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Appendix

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 14 ENFUSION, INC. CONSOLIDATED BALANCE SHEETS (dollars in thousands, except shares and unit amounts and par value) ASSETS Current Assets: Cash and cash equivalents $ 54,598 $ 62,545 Accounts receivable, net 24,356 25,855 Prepaid expenses 5,600 6,105 Other current assets 2,093 2,303 Total current assets 86,647 96,808 Property and equipment, net 16,879 15,759 Right-of-use-assets, net 13,438 6,732 Other assets 4,529 4,484 Total assets $ 121,493 $ 123,783 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable $ 1,290 $ 1,685 Accrued expenses and other current liabilities 7,403 11,665 Current portion of lease liabilities 5,013 4,030 Total current liabilities 13,706 17,380 Lease liabilities, net of current portion 8,642 2,959 Total liabilities 22,348 20,339 Stockholders' Equity: Class A common stock, $0.001 par value; 1,000,000,000 shares authorized, 74,081,623 and 70,859,711 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively 74 71 Class B common stock, $0.001 par value; 150,000,000 shares authorized, 41,198,767 and 43,198,767 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively 41 43 Additional paid-in capital 240,075 244,260 Accumulated deficit (176,012) (178,863) Accumulated other comprehensive loss (473) (504) Total stockholders’ equity attributable to Enfusion, Inc. 63,705 65,007 Non-controlling interests 38,437 35,440 Total stockholders' equity 103,444 99,145 Total liabilities and s tockholders' equity $ 121,493 $ 123,783 (Unaudi ted) As of As of March 31, 2023 December 31, 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 15 ENFUSION. INC. CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands) (Unaudited) REVENUES: Platform subscriptions $ 37,998 $ 31,551 Managed services 2,744 2,230 Other 229 360 Total revenues 40,971 34,141 COST OF REVENUES: Platform subscriptions 11,675 9,311 Managed services 1,564 1,615 Other 63 57 Total cost of revenues 13,302 10,983 Gross profit 27,669 23,158 OPERATING EXPENSES: General and administrative 14,473 22,295 Sales and marketing 4,086 8,432 Technology and development 4,431 4,802 Total operating expenses 22,990 35,529 Income (loss) from operations 4,679 (12,371) NON-OPERATING INCOME (EXPENSE): Other income (expense) 411 (3) Total non-operating income (expense) 411 (3) Income (loss) before income taxes 5,090 (12,374) Income taxes 396 150 Net income (loss) (12,524) 4,694 Net income (loss) attributable to non-controlling interests (5,259) 1,749 Net income (loss) attributable to Enfusion, Inc. $ 2,945 $ (7,265) Net income (loss) per Class A common shares attributable to Enfusion, Inc.: Basic $ 0.04 $ (0.10) Diluted $ 0.04 $ (0.10) Weighted Average number of Class A common shares outstanding: Basic 83,384 88,863 Diluted 132,346 83,384 Three Mon ths Ended March 31, 2023 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 16 ENFUSION. INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) (Unaudited) Cash flows from operating activities : Net income (loss) $ 4,694 $ (12,524) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Non-cash operating lease expense (40) — Depreciation and amortization 1,868 1,340 Provision for credit losses 475 123 Amortization of debt-related costs 6 6 Stock-based compensation expense (1,147) 12,682 Change in operating assets and liabilities: Accounts receivable 878 (5,310) Prepaid expenses and other assets (1,153) (13) Accounts payable (395) (1,339) Accrued expenses and other liabilities (4,262) 938 Net cash provided by (used in) operating activities 924 (4,097) Cash flows from investing activities: Purchases of property and equipment (2,550) (3,171) Net cash used in investing activities (2,550) (3,171) Cash flows from financing activities : Settlement of tax receivable acquired in reorganization transaction 1,501 — Payment of withholding taxes on stock-based compensation (7,579) (805) Other (275) — Net cash used in financing activities (6,353) (805) Effect of exchange rate changes on cash 32 (86) Net decrease in cash (7,947) (8,159) Cash and cash equivalents, beginning of period 62,545 64,365 Cash and cash equivalents, end of period $ 54,598 $ 56,206 Thre e Months Ende d March 31, 2023 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures 17 The following table reconciles net income to Adjusted EBITDA: The following table reconciles gross profit to adjusted gross profit: ($ in thousands) December 31, 2021 March 30, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 GAAP Gross profit $ 23,158 21,689 25,693 27,177 27,221 27,669 Add back stock based compensation expense 377 354 341 406 321 270 Adjusted Gross profit $ 23,512 22,066 26,034 27,583 27,542 27,939 Adjusted Gross Margin 69.3% 68.9% 71.2% 70.5% 68.0% 68.2% Three Months Ended ($ in thousands) December 31, 2021 March 30, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Net income (loss) $ (12,524) (293,894) (4,125) 2,598 788 4,694 Interest expense (income) 307 6 1 4 (424) (492) Income taxes (125) 150 219 287 418 396 Depreciation and amortization 1,316 1,340 1,615 1,699 1,690 1,868 EBITDA $ (11,028) (292,396) (2,290) 4,588 2,472 6,466 Adjustments: Stock-based compensation expense 289,803 12,432 7,523 833 4,205 (1,147) Loss on debt extinguishment 1,215 — — — — — Tax payment on stock-based compensation 4,570 434 50 14 87 163 Effects of foreign currency — — — — — 82 Other non-recurring items1 — — — — — 139 Adjusted EBITDA $ 1,838 3,192 5,283 5,435 6,764 5,703 Adjusted EBITDA margin 10.0% 5.4% 14.5% 13.9% 16.7% 13.9% 1 Represents severance charges for restructured executives in the quarter Three Months Ended

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations of Non-GAAP Financial Measures 18 The following table reconciles operating cash flow to unlevered free cash flow and adjusted free cash flow: The Company’s stock compensation expense was recognized in the following captions within the consolidated statements of operations: ($ in thousands) Three Months Ended March 31, 2023 Cost of revenues $ 270 General and administrative (230) Sales and marketing (1,581) Technology and development 394 Total stock compensation expense $ (1,147) ($ in thousands) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Net Cash provided by (used in) operating activities (5,812) $ (4,097) 2,890 7,842 7,521 924 Purchase of property and equipment (1,641) (3,171) (2,092) (922) (1,746) (2,550) Unlevered Free Cashflow (7,453) (7,268) 798 6,920 5,775 (1,626) Adjustments: Bonus timing and related employer taxes 4,389 (2,160) (2,160) (2,160) (2,160) 6,173 Adjusted Free Cash Flow (3,064) $ (9,428) (1,362) 4,760 3,615 4,547 Three Months Ended

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 19 Definitions Non-GAAP Financial Measures In addition to financial measures prepared in accordance with GAAP, this presentation and the accompanying tables include Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Unlevered Free Cash Flow, and Adjusted Free Cash Flow, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Unlevered Free Cash Flow , and Adjusted Free Cash Flow are supplemental measures of our operating performance and liquidity that are neither required by, nor presented in accordance with, U.S. GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. These measures are presented because they are the primary measures used by management to evaluate our financial performance and liquidity, and for forecasting purposes. This non-GAAP financial information is useful to investors because it eliminates certain items that affect period-over-period comparability and provides consistency with past financial performance or liquidity and additional information about underlying results and trends by excluding certain items that may not be indicative of our business, results of operations or outlook. Additionally, we believe that these and similar measures are often used by securities analysts, investors and other interested parties as a means of evaluating a company’s operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, Unlevered Free Cash Flow, and Adjusted Free Cash Flow are non-GAAP financial measures, are not measurements of our financial performance or liquidity under U.S. GAAP and should not be considered as alternatives to net income, income from operations, gross profit, gross margin, or any other performance measures determined in accordance with U.S. GAAP. These non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP, but rather as supplemental information to our business results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. Furthermore, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP financial measures as tools for comparison. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, and certain non-recurring items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenues. Unlevered Free Cash Flow Unlevered Free Cash Flow represents net cash provided from operating activities less purchases of property and equipment and other assets, plus cash interest expense. However, given our non-discretionary expenditures, Unlevered Free Cash Flow does not represent residual cash flow available for discretionary expenditures. Adjusted Free Cash Flow Adjusted Free Cash Flow represents Unlevered Free Cash Flow adjusted to exclude certain annual employee bonuses that are accrued on a quarterly basis and paid in the following year. Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit represents gross profit, excluding the impact of stock-based compensation. Adjusted Gross Margin represents Adjusted Gross Profit divided by total net revenues.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 20 Definitions Continued Key Metrics: In connection with the management of our business, we identify, measure and assess a variety of key metrics. The key metrics we use in managing our business are set forth below. Annual Recurring Revenue We calculate Annual Recurring Revenue, or ARR, by annualizing platform subscriptions and managed services revenues recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients. ARR is included in a set of metrics we calculate monthly to review with management as well as periodically with our board of directors. Net Dollar Retention Rate We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition, but excludes involuntary cancellations. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. We identify involuntary cancellations to be excluded from our Net Dollar Retention Rate calculation based on representations made by the client at the time of cancellation. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR. We believe Net Dollar Retention Rate is an important metric because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts. Average Contract Value We calculate Average Contract Value, or ACV, by dividing ARR by the number of clients that are billed at the end of the measurement period. We believe ACV is an important metric because it provides important information about the growth of our clients' accounts. Investors should not place undue reliance on ARR or Net Dollar Retention Rate or Average Contract Value as an indicator of future or expected results. Our presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.